Exhibit 99.1

FOR IMMEDIATE RELEASE

180 Life Sciences Announce an Upsized $425 Million Private Placement to Establish an Ether Treasury Reserve Led by Consortium of Digital Asset Leaders to Launch ETHZilla

180 Life Sciences announces entry into PIPE funding documents to raise $425 million in gross proceeds to launch next generation Ethereum treasury strategy and planned rebranding to ETHZilla

Palo Alto, Calif. – July 29, 2025 – 180 Life Sciences Corp. (Nasdaq: ATNF) (the “Company” or “180 Life Sciences”) today announced that it plans to adopt a treasury policy under which the principal holding in its treasury reserve will be Ether (“ETH”), the native digital asset of Ethereum. Following the closing of the transaction, the Company intends to rebrand to ETHZilla Corporation.

Transaction Overview

The offering consists of an approximately $425 million private investment in public equity transaction (“PIPE”) for the purchase and sale of common stock (and pre-funded warrants, if applicable) at a purchase price of $2.65 per share. The investors will be granted registration rights as part of the transaction. The PIPE transaction is expected to close on or around August 1, 2025, subject to the satisfaction of customary closing conditions. In addition, the Company has approval to sell an aggregate amount of up to $150 million in debt securities and expects to announce an offering following the closing of the PIPE. The consummation of any subsequent offering is subject to the satisfaction and completion of definitive documentation.

Upon closing, the Company intends to use the net proceeds from the offering primarily for the purchase of ETH, as well as general corporate purposes and transaction expenses. The Company’s current management team and a majority of the Company’s directors will remain in place.

Over 60 institutional and crypto-native investors in the PIPE transaction including Harbour Island, Electric Capital, Polychain Capital, GSR, Omicron Technologies, Konstantin Lomashuk (Co-Founder Lido and p2p.org), Sreeram Kannan (Founder, Eigenlayer), Mike Silagadze (Founder, Ether.fi), Danny Ryan (Co-Founder, Etherealize), Vivek Raman (Co-Founder, Etherealize), Sam Kazemanian (Co-Founder, Frax), Grant Hummer (Co-Founder of Etherealize), Robert Leshner (Founder, Compound and Superstate), Tarun Chitra (Founder, Gauntlet) and several other prominent Ethereum ecosystem founders and leaders.

“The Ethereum network has a market cap over $450 billion today, which exceeds many of the most well-known companies in the world and powers some of the major innovations taking the global financial system by storm today,” said McAndrew Rudisill, who is expected become chairman of the board of directors of the Company at closing. “Our strategy at closing aims to allow investors to access exposure to a strong-yield potential ecosystem at the heart of the stablecoin and tokenized asset markets. At closing, we expect to assemble an incredible team of well-regarded veterans across traditional finance and decentralized finance (DeFi) to help guide this new chapter in the Company’s journey.”

At closing, Electric Capital will serve as the external asset manager for the Company, and plans to implement a differentiated, on-chain yield generation program. This program will be designed with the goal of outperforming traditional ETH staking, while maintaining robust risk management, seeking to leverage a combination of staking, lending, liquidity provisioning and bespoke private agreements.

“We believe that this planned strategy reflects a strong, long-term investment approach that can be supported by a highly capable team and a transformative transaction,” said Blair Jordan, CEO of the Company. “We plan to execute a differentiated investment approach that will be designed to provide a straightforward opportunity for investors to participate in the growth of Ethereum through the public markets.”

“The Company aims to differentiate itself from other Ethereum treasury strategy players by its commitment to and collaboration with the builders and allocators who have brought the ecosystem to prominence,” said Etherealize CEO, Vivek Raman, who is expected to serve as a strategic advisor to the Company. “As we arrive at the ten-year anniversary of Ethereum, we’re proud to partner with the Company to support a treasury strategy that will be community-designed and strategically deployed.”

Investment Highlights

The Company expects to be positioned to deliver immediate value to shareholders upon the close of this transaction, and through the execution of its long-term investment strategy to acquire ETH and generate yield using the Company’s ETH treasury.

The Company plans to launch with a key partner in Etherealize. Etherealize brings key strategic partnerships with current leaders in the Ethereum ecosystem which may provide ongoing marketing and amplification value to the Company’s Treasury Strategy.

At closing, Etherealize and a consortium of leading DeFi builders will act as a DeFi Council to offer input to the Company on how it may use its treasury to generate outsized yield while also benefiting the Ethereum ecosystem. The DeFi Council team members bring extensive experience as the creators of many of the critical DeFi protocols in use today.

Advisors

Clear Street LLC acted as financial advisor and exclusive placement agent for the PIPE offering. The Loev Law Firm, PC and Reed Smith LLP acted as legal advisors to the Company. Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP acted as legal advisor to Electric Capital. Paul Hastings LLP acted as legal advisor to the placement agent.

Securities Act Disclaimer

The offer and sale of the foregoing securities is being made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock. Any offering of the Company's common stock under the resale registration statement will only be made by means of a prospectus. The securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Forward Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the closing of the offering, which is subject to the satisfaction of customary closing conditions, the expected timing of the closing of the PIPE and expected benefits of the PIPE and related transactions, any anticipated subsequent offering of debt securities, significant dilution which will be caused by the PIPE and related transactions, the expected timing and benefits of the Company’s rebranding plans, expectations regarding the capitalization, resources and ownership structure of the Company, expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, the Company’s plans to purchase ETH, the Company’s proposed digital asset treasury strategy, the digital assets to be held by the Company, anticipated yield strategies, and future performance. Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the PIPE and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors included in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on the date hereof. Readers are cautioned not to place undue reliance on these statements. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

About 180 Life Sciences

The Company is an innovative biotechnology company that has been evolving its business towards software enabled gaming and entertainment. In addition to its existing biotech assets, 180 Life Sciences continues to maintain and accelerate the deployment and development of its gaming initiatives.

Following closing of the financing, anticipated on August 1, 2025, the Company plans to rebrand as ETHZilla Corporation. By integrating a pioneering Ethereum Treasury Strategy at closing of the financing, the Company seeks to become a benchmark for onchain treasury management among public companies.

The ETHZilla Corporation, following the closing of the PIPE, is expected to be an ETH accumulation vehicle built for the community, by the community. ETHZilla will be designed to help investors access exposure to the Ethereum network, a blockchain ecosystem with a market cap than many of the most well-known companies in the world today and a network at the heart of the skyrocketing markets for stablecoins. To facilitate this, ETHZilla plans to adopt a treasury policy focused on Ether (ETH), the native digital asset of Ethereum. ETHZilla plans to also pursue a differentiated yield generation program meant to outperform traditional ETH staking through its partnership with Electric Capital, the external asset manager for ETHZilla. ETHZilla will be supported by an executive team and DeFi Council that unites capital markets experts, prominent Ethereum engineers, top-tier DeFi founders, infrastructure pioneers and other ecosystem heavyweights.

Media Contact:
Prosek Partners
pro-ETH@prosek.com

Investor Contact:
Prosek Partners
ETHZ-IR@prosek.com

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